UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 1, 1999


                        SYMONS INTERNATIONAL GROUP, INC.

                             State of Incorporation:
                                     Indiana

Commission File Number                                  IRS Employer Id. Number
   No. 1-12369                                                No. 35-1707115

                     Address of Principal Executive Offices:
                               4720 Kingsway Drive
                           Indianapolis, Indiana 46205

                                  Telephone No.
                                 (317) 259-6400



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ITEM 4.   CHANGE IN REGISTRANTS CERTIFYING ACCOUNTANTS

Symons International Group, Inc. ("Company") today announces that its Audit Committee and Board of Directors has approved the appointment, effective immediately, of Arthur Andersen LLP ("Andersen") as the Company's independent auditor to replace PricewaterhouseCoopers LLP ("PWC"), whose resignation was accepted effective June 1, 1999.

The independent accountants reports of PWC on the consolidated financial statements of the Company for the past two years ended December 31, 1998 and December 31, 1997 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company's two most recent fiscal years and the subsequent interim period through June 1, 1999 there were no disagreements with PWC on any matter of accounting principle or practice, financial statement disclosure, or audit scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

During the two most recent fiscal years and through June 1, 1999, there were the following reportable events as the term is defined in Item 304(a)(1)(v)(A) of Regulation S-K related to the Company's crop division subsidiary, IGF Insurance Company, each of which arose during the year ended December 31, 1998:

    a) The crop division subsidiary did not monitor loss development on a timely basis for the Multi-Peril Crop Insurance (MPCI) product subsequent to the initial calculation of an underwriting gain, a significant portion of which was ultimately reversed.

    b) The crop division subsidiary did not actively reconcile differences between the general ledger and a subsidiary ledger relating to certain premium receivable balances, necessitating the establishment of significant reserves for the unreconciled difference.

    c) The crop division subsidiary did not utilize centralized processes to monitor either the extent or authorization of special commission agreements. As a result, a significant interim commission expense adjustment was required in the third quarter of 1998.

The reportable events as described herein were reported to and discussed with the Audit Committee of the Company's Board of Directors. The Company has authorized PWC to respond fully to the inquiries of Andersen concerning each of these reportable events.

There were no other reportable events as the term is defined in Item 304(a)(1)(v) other than that described herein.

During the two most recent fiscal years and through June 1, 1999 prior to engaging Andersen, neither the Company nor anyone on its behalf consulted Andersen regarding either:

        a) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Andersen concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues; or

        b) Any matter that was the subject of either a disagreement or any other event described above.

The Company has requested that PWC furnish it with a letter addressed to the SEC stating whether or not PWC agrees with the statements contained herein that relate to PWC's engagement as the Company's independent accountant.

A copy of such letter, dated June 8, 1999, is filed as exhibit 1 to this Form 8-K/A.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Symons International Group, Inc.



                                           By:   /s/  Alan G. Symons
                                                      Alan G. Symons
                                                      Chief Executive Officer

                                           Date:    June 8, 1999


Exhibit 1 - Letter of PricewaterhouseCoopers LLP

PricewaterhouseCoopers



June 8, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements by Symons International Group, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated June 1, 1999. We agree with the statements concerning our Firm in Item 4 of such Form 8-K.

Very truly yours,



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers